UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 30, 2010 (September 13, 2010)

ALTERNATIVE ENERGY DEVELOPMENT CORPORATION
(Formerly Terrasol Holdings Ltd.)
(Exact name of registrant as specified in its charter)

NEVADA	000-53836
(State or other jurisdiction of incorporation)	(Commission File No.)

17505 N 79th Ave
Suite #309
Glendale, Arizona 85308
(Address of principal executive offices and Zip Code)

(623) 776-3200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS

On September 13, 2010, Amy Gloyd resigned as an officer and director.

Effective upon filing a Form 15 with the SEC, Sam Messina our principal financial officer and principal accounting officer will resign as such.

Upon Mr. Messina’s resignation, we will have no officers and no directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 30th day of September 2010.

ALTERNATIVE ENERGY DEVELOPMENT CORPORATION

BY:	SAM MESSINA
Sam Messina
Principal Financial Officer and Principal Accounting Officer